SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 12, 2005
                                                -------------------------------


Commission       Registrant, State of Incorporation,          I.R.S. Employer
File Number      Address and Telephone Number                 Identification No.

1-6468           Georgia Power Company                         58-0257110
                 (A Georgia Corporation)
                 241 Ralph McGill Boulevard, N.E.
                 Atlanta, Georgia 30308
                 (404) 506-6526

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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2

Item 8.01.        Other Events.

                On April 12, 2005, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $125,000,000 aggregate principal amount of its Series Y 5.80% Senior Notes due April 15, 2035 (the "Series Y Senior Notes"). The Series Y Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement, as amended (Registration Nos. 333-121202, 333-121202-01, 333-121202-02, 333-121202-03 and 333-121202-04), of the Company (the
"Registration Statement").

Item 9.01.      Financial Statements and Exhibits.

                (c) Exhibits.

         1.1 Underwriting Agreement relating to the Series Y Senior Notes, dated April 12, 2005, among the Company and Barclays Capital Inc., ABN AMRO Incorporated, Blaylock & Company, Inc. and SunTrust Capital Markets, Inc., as the Underwriters named in
                  Schedule I thereto.

         4.1 Twenty-Fifth Supplemental Indenture to Senior Note Indenture dated as of April 19, 2005, providing for the issuance of the Series Y Senior Notes.

         4.7 Form of Series Y Senior Notes. (included in Exhibit 4.1 above).

         5.1 Opinion of Troutman Sanders LLP relating to the Series Y Senior Notes.

         12.1     Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 19, 2005                                GEORGIA POWER COMPANY



                                                        By    /s/Wayne Boston
                                                               Wayne Boston
                                                            Assistant Secretary